EXHIBIT 10.12
                                                                   -------------

                                 PROMISSORY NOTE
                                 ---------------

$2,750,000.00                                                    Tulsa, Oklahoma
                                                                   March 5, 2001

         FOR VALUE RECEIVED, the undersigned Borrowers, jointly and severally, promise to pay to the order of Yorktown Management and Financial Services, L.L.C. (the "Lender") at Tulsa, Oklahoma, or such other place as the holder may designate in writing, the principal sum of Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000.00), or so much thereof as shall be disbursed, with interest thereon from the date of any advance hereunder until maturity at twelve percent (12%) per annum. The outstanding principal and accrued interest shall be payable in a single lump sum payment at maturity on October 15, 2001.

         The undersigned agree that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, the undersigned will pay to the holder a reasonable attorney's fee, together with all court costs and other expenses of collection paid by such holder.

         On the breach of any provision of this Note or of any other instrument evidencing or securing payment of this Note, at the option of the holder, and, should the undersigned fail to cure the breach within ten (10) days after receipt of written notice specifying the breach, the entire indebtedness hereby evidenced will become due, payable and collectible then or thereafter as the holder may elect, regardless of the date of maturity hereof.

         This Note may be prepaid in whole or in part at any time, without penalty.

         This Note is made, executed, delivered and to be performed in Tulsa, Oklahoma and shall be governed by and construed in accordance with the laws of the State of Oklahoma applicable to promissory notes made and to be performed therein, without reference to its conflict of laws provisions. Any suit, action or proceeding with respect to this Note shall be brought exclusively in the Oklahoma State courts of competent subject matter jurisdiction sitting in Tulsa County, Oklahoma, or in the United States District Court for the District of Oklahoma in which Tulsa County is located. The Borrowers hereby irrevocably waive any objections which Borrowers may now or hereafter have to the jurisdiction or venue of any suit, action or proceeding, arising out of or relating to this Note, brought in such courts, and hereby further irrevocably waive any claim that such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. The Borrowers hereby further irrevocably waive any right to a jury trial in any action arising out of or in connection with this Note or any related agreements.

         For the purpose of computing interest under this Note, payments of all or any portion of the principal sum owing under this Note will not be deemed to have been made until such payments are received by the Lender in collected funds.

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         All agreements between the Borrowers and the Lender are expressly limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise, shall the amount of interest or finance charge (as defined by the laws of the State of Oklahoma) paid or agreed to be paid by the Borrowers to the Lender exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under the law which a court of competent jurisdiction, by final non-appealable order, determines to be applicable hereto. If fulfillment of any agreement between the Borrowers and the Lender, at the time the performance of such agreement becomes due, involves exceeding such highest lawful contractual rate or such maximum permissible finance charge, then the obligation to fulfill the same shall be reduced so that such obligation does not exceed such highest lawful contractual rate or maximum permissible finance charge. If by any circumstance the Lender shall ever receive as interest or finance charge an amount which would exceed the amount allowed by applicable law, the amount which may be deemed excessive shall be deemed applied to the principal of the indebtedness evidenced hereby and not to interest. All interest and finance charges paid or agreed to be paid to the Lender shall be prorated, allocated and spread throughout the full period of this Note. The terms and provisions of this paragraph shall control all other terms and provisions contained herein and in any of the other documents executed in connection herewith. If any provision of this Note or the application thereof to any party or encumbrance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Note being severable in any such instance.

         The makers, endorsers, sureties, guarantors and all other persons who may be liable for all or any part of this obligation severally waive presentment for payment, protest, demand and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for the payment hereof, or release of any party liable for payment of this obligation. Any such extensions or release may be made without notice to any such party and without discharging said party's liability hereunder.

         The failure of the Lender to exercise any of the remedies or options set forth in this Note or in any instrument securing payment hereof, or any agreement by the Lender to forebear from exercising any available remedy for any specified period upon the occurrence of one or more of the events of default shall not constitute a waiver of the right to exercise the same or any other remedy at law, or in equity, at any subsequent time in respect to the same or any other event of default. The acceptance by the Lender of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies or options at that time or at any subsequent time, or nullify any prior exercise of any such remedy or option, without the express consent of the Lender, except as and to the extent otherwise provided by law.



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"BORROWERS"                                    PALWEB CORPORATION

                                          By:  /s/ Paul A. Kruger
                                              ----------------------------------
                                               Paul A. Kruger, President

                                               PLASTIC PALLET PRODUCTION, INC.

                                          By:  /s/ Paul A. Kruger
                                              ----------------------------------
                                               Paul A. Kruger, President



















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